================================================================================
NOTICE OF PURCHASE OF STOCK OPTIONS                     COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: ###-##-####
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                         PLAN:



================================================================================

Effective 11/15/96, you have purchased a Non-Qualified Stock Option to buy ______ shares of Cognizant Corporation (the Company) stock at an option price of $33.3750 per share. You have agreed to pay 10% of the option price, or $3.3375 per share, as a purchase price for this option on December 31, 1996. The remainder of the option price, $30.0375 per share, will be payable if and when you exercise the option.

The total option price of the shares granted is ________, less the 10% payable on December 31, 1996, or ________, for a total option price balance of _______.

Shares in each period will become fully vested on the date shown.


        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF PURCHASE OF STOCK OPTIONS                     COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: 061-450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                       PLAN:



================================================================================

Effective 11/15/96, you have purchased a Non-Qualified Stock Option to buy
_____ shares of Cognizant Corporation (the Company) stock at an option price of $33.3750 per share. You have agreed to pay 10% of the option price, or $3.3375 per share, as a purchase price for this option on December 31, 1996. The remainder of the option price, $30.0375 per share, will be payable if and when you exercise the option.

The total option price of the shares granted is _______, less the 10% payable on December 31, 1996, or _________, for a total option price balance of ________.

Shares in each period will become fully vested on the date shown.


        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF PURCHASE OF STOCK OPTIONS                     COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: 061-450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                       PLAN:



================================================================================

Effective 11/15/96, you have purchased a Non-Qualified Stock Option to buy _______ shares of Cognizant Corporation (the Company) stock at an option price of $33.3750 per share. You have agreed to pay 10% of the option price, or $3.3375 per share, as a purchase price for this option on December 31, 1996. The remainder of the option price, $30.0375 per share, will be payable if and when you exercise the option.

The total option price of the shares granted is _______, less the 10% payable on December 31, 1996, or ________, for a total option price balance of ________.

Shares in each period will become fully vested on the date shown.


        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

You have the right to elect to reduce the number of shares you receive upon exercise of an option by the amount necessary to satisfy your withholding tax obligation.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date